PUTNAM FUNDS

Plan pursuant to Rule 18f-3(d) under the

Investment Company Act of 1940

Effective November 1, 1999, as most recently amended effective June 27, 2025

Each of the open-end investment companies listed on Schedule A (each a “Fund” and, together, the “Funds”) may from time to time issue one or more of the following classes of shares: Class A shares, Class C shares, Class G shares, Class I shares, Class M shares, Class N shares, Class P shares, Class R shares, Class R3 shares, Class R4 shares, Class R5 shares, Class R6 shares and Class Y shares. Each class is subject to such investment minimums and other conditions of eligibility as are set forth in the Funds’ registration statements or prospectuses and statements of additional information as from time to time in effect. The differences in expenses among these classes of shares, and the conversion and exchange features of each class of shares, are set forth below in this Plan. Except as noted below, expenses are allocated among the classes of shares of each Fund based upon the net assets of each Fund attributable to shares of each class. This Plan is subject to change, to the extent permitted by law and by the Agreement and Declaration of Trust and By-laws of each Fund, by action of the Trustees of each Fund. This Plan does not apply to the shares of Putnam Variable Trust or any other open-end investment company managed by Franklin Advisers, Inc. or Putnam Investment Management, LLC that may from time to time maintain a separate plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

ALL SHARE CLASSES

Exchange Feature

Any class of shares of a Fund held by a shareholder eligible to purchase Class A shares may be exchanged, pursuant to standing instructions from a financial intermediary or at a financial intermediary’s discretion, for Class A shares of the same Fund if the shareholder is investing through an account or platform with the financial intermediary, to the extent described in the Fund’s registration statement or prospectus and statement of additional information as from time to time in effect, provided that the sale charges, if any, applicable to such an exchange will be as described in a Fund’s registration statement or prospectus and statement of additional information as from time to time in effect.

CLASS A SHARES

Distribution and Service Fees

Class A shares pay distribution and service fees pursuant to plans (the “Class A Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. Class A shares also bear any costs associated with obtaining shareholder approval of the Class A Plans or any amendment to a Class A Plan. Pursuant to the Class A Plans, Class A shares may pay up to 0.35% of the relevant Fund’s average net assets attributable to the Class A shares (which percentage may be less for any Fund, as described in the Fund’s registration statement or prospectuses and statements of additional information as from time to time in effect). Amounts payable under the Class A Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus or statement of additional information of each Fund as from time to time in effect.

Investor Servicing Fees

Except with respect to Funds that are series of the Putnam Target Date Funds trust (each, a “Target Date Fund” and collectively, the “Target Date Funds”), investor servicing fees (determined pursuant to the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect) that are not specifically payable by Class G, Class I, Class P, Class R3, Class R4, Class R5 or Class R6 shares are allocated among the other classes of shares (Class A shares, Class C shares, Class M shares, Class N shares, Class R shares and Class Y shares, as applicable) of each Fund based on the net assets of each Fund attributable to shares of each class.

For each Target Date Fund, Class A shares pay an investor servicing fee at the rate set forth for Class A shares in the Memorandum regarding Investor Servicing Compensation Arrangements for such Fund as from time to time in effect.

Conversion Features

Class A shares do not convert to any other class of shares.

Exchange Features

See “All Share Classes – Exchange Feature” above. In addition:

Class A shares of any Fund other than Putnam Money Market Fund and Putnam Government Money Market Fund may be exchanged, at the holder’s option, for Class A shares of any other Fund that offers Class A shares, without the payment of a sales charge, provided that Class A shares of such other Fund are available to residents of the relevant state.

Class A shares of Putnam Money Market Fund and Putnam Government Money Market Fund may be exchanged, at the holder’s option, for Class A or Class C shares of any other Fund that offers such classes of shares in the relevant state without the current payment of a contingent deferred sales charge (a “CDSC”), but, in the case of exchanges for Class A shares of another Fund, may be subject to a front-end sales charge upon such exchange. The holding period for determining any CDSC applicable to the shares received in such exchange will include the holding period of the shares exchanged, and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such Class A shares.

Class A shares of any Fund may be exchanged, at the holder’s option, for Class N shares of any other Fund that offers Class N shares, without the payment of a sales charge, provided that Class N shares of such other Fund are available to residents of the relevant state.

In addition, Class A shares of Putnam Money Market Fund or Putnam Government Money Market Fund that are offered in conjunction with Class Y shares of other Putnam Funds may be exchanged, at the holder’s option, for Class Y shares of such other Funds without the payment of a CDSC.

Class A shares of any Fund held by a shareholder eligible to purchase Class Y shares may also be exchanged, at the holder’s option, for Class Y shares of the same Fund, provided that the Class A shares are no longer subject to a CDSC and provided that Class Y shares of such Fund are available to residents of the relevant state.

Class A shares of any Fund held by a shareholder eligible to purchase Class I shares may also be exchanged, at the holder’s option, for Class I shares of the same Fund, provided that the Class A shares are no longer subject to a CDSC and provided that Class I shares of such Fund are available to residents of the relevant state.

Class A shares of any Fund held by a shareholder eligible to purchase Class R5 shares may also be exchanged, at the holder’s option, for Class R5 shares of the same Fund, provided that the Class A shares are no longer subject to a CDSC, provided that Class R5 shares of such Fund are available to residents of the relevant state and further provided that, if applicable, Class R5 shares of such Fund are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

Class A shares of any Fund held by a shareholder eligible to purchase Class R6 shares may also be exchanged, at the holder’s option, for Class R6 shares of the same Fund, provided that the Class A shares are no longer subject to a CDSC, provided that Class R6 shares of such Fund are available to residents of the relevant state and further provided that, if applicable, Class R6 shares of such Fund are available through the relevant retirement plan, advisory program or platform. No sales charges or other charges will apply to any such exchange.

Class A shares of any Fund held by a shareholder eligible to purchase Class N shares may also be exchanged, at the holder’s option, for Class N shares of the same Fund, provided that the Class A shares are no longer subject to a CDSC, provided that Class N shares of such Fund are available to residents of the relevant state, and further provided that, if applicable, Class N shares of such Fund are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

For each Target Date Fund, Class A shares held through employer-sponsored retirement plans (for these purposes, employer-sponsored retirement plans include the plan types described in such Fund’s registration statement) acquired prior to October 1, 2020 will, unless the plan notifies Putnam Investor Services, Inc. (“PSERV”) of its desire to be exchanged into another share class for which it is eligible, be exchanged into Class R3 shares of the same Fund effective October 1, 2020, provided that Class R3 shares are available for purchase by residents in the shareholder’s jurisdiction and further provided that, if applicable, Class R3 of such Fund are available through the relevant retirement plan. Class A shares of a Target Date Fund that become held through an employer-sponsored retirement plan (as defined above) following their purchase due to a change in the structure of the investor’s holding will be exchanged for Class R3 shares on the same basis described above as soon as reasonably practicable after that change.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record (if applicable), (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange.

Initial Sales Charge

Class A shares are offered at a public offering price that is equal to their net asset value (“NAV”) plus a sales charge of up to 5.75% of the public offering price (which maximum may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). The sales charges on Class A shares are subject to reduction or waiver as permitted by Rule 22d-1 under the 1940 Act and as described in the applicable Fund registration statement or prospectus or statement of additional information as from time to time in effect.

Contingent Deferred Sales Charge

Except with respect to Putnam Short Duration Bond Fund, purchases of Class A shares of $1 million or more (or $500,000 or more in the case of certain Funds as described in their registration statements or prospectuses or statements of additional information as from time to time in effect) that are redeemed before the first day of the month in which the twelve-month anniversary of such purchases occurs may be subject to a CDSC of 1.00% of either the purchase price or the NAV of the shares redeemed, whichever is less, as described in each Fund’s registration statement or prospectus or statement of additional information as from time to time in effect; provided that the period of time, and the percentage level of the CDSC, may be less for any Fund if so specified in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect.

Effective June 1, 2018, with respect to Putnam Short Duration Bond Fund, purchases of Class A shares of $250,000 or more that are redeemed before the first day of the month in which the nine-month anniversary of such purchases occurs may be subject to a CDSC of 1.00% of either the purchase price or the NAV of the shares redeemed, whichever is less, as described in each Fund’s registration statement or prospectus or statement of additional information as from time to time in effect.

Class A shares are not otherwise subject to a CDSC.

The CDSC on Class A shares is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the applicable Fund registration statement or prospectus or statement of additional information as from time to time in effect.

CLASS C SHARES

Distribution and Service Fees

Class C shares pay distribution and service fees pursuant to plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Class C Plans”). Class C shares also bear any costs associated with obtaining shareholder approval of the Class C Plans or any amendment to a Class C Plan. Pursuant to the Class C Plans, Class C shares may pay up to 1.00% of the relevant Fund’s average net assets attributable to the Class C shares (which percentage may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). Amounts payable under the Class C Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus or statement of additional information of each Fund as from time to time in effect.

Investor Servicing Fees

Except with respect to the Target Date Funds, investor servicing fees (determined pursuant to the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect) that are not specifically payable by Class G, Class I, Class P, Class R3, Class R4, Class R5 or Class R6 shares are allocated among the other classes of shares (Class A shares, Class C shares, Class M shares, Class N shares, Class R shares and Class Y shares, as applicable) of each Fund based on the net assets of each Fund attributable to shares of each class.

For each Target Date Fund, Class C shares pay an investor servicing fee at the rate set forth for Class C shares in the Memorandum regarding Investor Servicing Compensation Arrangements for such Fund as from time to time in effect.

Conversion Features

Class C shares automatically convert to Class A shares of the same Fund no later than the end of the month in which the eighth anniversary of the date of purchase occurs (or such earlier date as the Trustees of a Fund may authorize), provided that PSERV or the financial intermediary through which the shareholder purchased such Class C shares has records verifying the completion of the eight-year aging period (if these records are not available, PSERV or the financial intermediary may not effect the conversion or may effect the conversion on a different schedule determined by PSERV or the financial intermediary, which may be shorter or longer than eight years), and further provided that Class A shares are available for purchase by residents in the shareholder’s jurisdiction. Class C shares purchased through the reinvestment of dividends and other distributions on Class C shares will convert to Class A shares at the same time as the Class C shares with respect to which they were purchased are converted, and Class C shares acquired by the exchange of Class C shares of another Fund will convert to Class A shares based on the time of the initial purchase of such Class C shares, provided the conditions to conversion are satisfied. No sales charges or other charges will apply to any such conversion.

Exchange Features

See “All Share Classes – Exchange Feature” above. In addition:

Class C shares of any Fund may be exchanged, at the holder’s option, for Class C shares of any other Fund that offers Class C shares without the payment of a sales charge, provided that Class C shares of such other Fund are available to residents of the relevant state. The holding period for determining any CDSC will include the holding period of the shares exchanged, and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such Class C shares. Exchange privileges for Class C shares offered outside the United States may vary.

Class C shares of any Fund held by a shareholder eligible to purchase Class Y shares may be exchanged, at the holder’s option, for Class Y shares of the same Fund, provided that Class Y shares of such Fund are available to residents of the relevant state and provided that the Class C shares are no longer CDSC-eligible.

Class C shares of any Fund held by a shareholder eligible to purchase Class A shares without a sales charge because the shareholder is a (i) client of a broker-dealer, financial institution, financial intermediary or registered investment advisor that is approved by the Fund’s principal underwriter and charges a fee for advisory or investment services or (ii) client of a broker-dealer, financial institution, or financial intermediary that has entered into an agreement with the Fund’s principal underwriter to offer shares through a fund “supermarket” or retail self-directed brokerage account (with or without the imposition of a transaction fee) may be exchanged, at the holder’s option, for Class A shares of the same Fund, provided that Class A shares of such Fund are available to residents of the relevant state and provided that the Class C shares are no longer CDSC-eligible.

For each Target Date Fund, Class C shares held through employer-sponsored retirement plans (for these purposes, employer-sponsored retirement plans include the plan types described in such Fund’s registration statement) acquired prior to October 1, 2020 will, unless the plan notifies PSERV of its desire to be exchanged into another share class for which it is eligible, be exchanged into Class R shares of the same Fund effective October 1, 2020, provided that Class R shares are available for purchase by residents in the shareholder’s jurisdiction and further provided that, if applicable, Class R of such Fund are available through the relevant retirement plan. No sales charges or other charges will apply to any such conversion. Class C shares of a Target Date Fund that become held through an employer-sponsored retirement plan (as defined above) following their purchase due to a change in the structure of the investor’s holding will be exchanged for Class R shares on the same basis described above as soon as reasonably practicable after that change.

Class C shares held through 403(b), 401(k), profit sharing and money purchase retirement plans for which PSERV serves as recordkeeper and Putnam Fiduciary Trust Company, LLC serves as trustee (“Legacy Putnam Retirement Plans”) will, unless the Legacy Putnam Retirement Plan notifies PSERV of its desire to be exchanged into another share class for which it is eligible, be exchanged into Class A shares of the same Fund effective on or around

August 15, 2025, in the case of such 403(b) plans, and on or around September 16, 2025, in the case of other types of Legacy Putnam Retirement Plans, provided that Class A shares are available for purchase by residents in the shareholder’s jurisdiction and further provided that, if applicable, Class A shares of such Fund are available through the relevant retirement plan.

No sales charges or other charges will apply to any such exchange.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record (if applicable), (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange.

Initial Sales Charge

Class C shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class C shares are subject to a 1.00% CDSC if the shares are redeemed within one year of purchase; provided that the period of time, and the percentage level of the CDSC, may be less for any Fund if so specified in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect. Class C shares purchased with reinvested dividends or capital gains are not subject to a CDSC.

The CDSC on Class C shares is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the applicable Fund’s registration statement or prospectus or statement of additional information as from time to time in effect.

CLASS G SHARES

Distribution and Service Fees

Class G shares do not pay a distribution or service fee.

Investor Servicing Fees

Class G shares pay an investor servicing fee at the rates set forth for Class G shares in the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect.

Conversion Features

Class G shares do not convert to any other class of shares.

Exchange Features

See “All Share Classes – Exchange Feature” above. Class G shares are not eligible for exchange for Class G shares of another Fund.

Initial Sales Charge

Class G shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class G shares are not subject to any CDSC.

CLASS I SHARES

Distribution and Service Fees

Class I shares do not pay a distribution or service fee.

Investor Servicing Fees

Class I shares pay an investor servicing fee at the rates set forth for Class I shares in the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect.

Conversion Features

Class I shares do not convert to any other class of shares.

Exchange Features1

See “All Share Classes – Exchange Feature” above. In addition:

Class I shares are not eligible for exchange for Class I shares of another Fund.

Class I shares of any Fund held by a shareholder eligible to purchase Class A shares may be exchanged, at the holder’s option, for Class A shares of the same Fund without payment of any initial sales charge, provided that Class A shares of such Fund are available to residents of the relevant state. Class A shares issued in such an exchange will not be subject to any initial sales charge; however, any subsequent purchases of Class A shares by the shareholder will be subject to the initial sales charge applicable to Class A shares (as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect).

[1]	Class I share exchange features (into or out of Class I shares) are applicable solely with respect to Class I shares of Putnam Mortgage Opportunities Fund.

Class I shares of any Fund held by a shareholder eligible to purchase Class Y shares may also be exchanged, at the holder’s option, for Class Y shares of the same Fund, provided that Class Y shares of such Fund are available to residents of the relevant state.

Class I shares of any Fund held by a shareholder eligible to purchase Class R6 shares may also be exchanged, at the holder’s option, for Class R6 shares of the same Fund, provided that Class R6 shares of such Fund are available to residents of the relevant state and further provided that, if applicable, Class R6 shares of such Fund are available through the relevant retirement plan, advisory program or platform. No sales charges or other charges will apply to any such exchange.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record (if applicable), (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange.

Initial Sales Charge

Class I shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class I shares are not subject to any CDSC.

CLASS M SHARES

Distribution and Service Fees

Class M shares pay distribution and service fees pursuant to plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Class M Plans”). Class M shares also bear any costs associated with obtaining shareholder approval of the Class M Plans or any amendment to a Class M Plan. Pursuant to the Class M Plans, Class M shares may pay up to 1.00% of the relevant Fund’s average net assets attributable to Class M shares (which percentage may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). Amounts payable under the Class M Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus or statement of additional information of each Fund as from time to time in effect.

Investor Servicing Fees

Investor servicing fees (determined pursuant to the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect) that are not specifically payable by Class G, Class I, Class P, Class R3, Class R4, Class R5 or Class R6 shares are allocated among the other classes of shares (Class A shares, Class C shares, Class M shares, Class N shares, Class R shares and Class Y shares, as applicable) of each Fund based on the net assets of each Fund attributable to shares of each class.

Conversion Features

Class M shares do not convert to any other class of shares.

Exchange Features

See “All Share Classes – Exchange Feature” above. In addition:

Class M shares may be exchanged, at the holder’s option, for Class M shares of any other Fund that offers Class M shares without the payment of a sales charge, provided that Class M shares of such other Fund are available to residents of the relevant state. Exchange privileges for Class M shares offered outside the United States may vary.

Class M shares of any Fund held by a shareholder eligible to purchase Class Y shares may also be exchanged, at the holder’s option, for Class Y shares of the same Fund, provided that Class Y shares of such Fund are available to residents of the relevant state.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record (if applicable), (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange.

Initial Sales Charge

Class M shares are offered at a public offering price that is equal to their NAV plus a sales charge of up to 3.50% of the public offering price (which maximum may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). The sales charges on Class M shares are subject to reduction or waiver as permitted by Rule 22d-1 under the 1940 Act and as described in the applicable Fund’s registration statement or prospectus or statement of additional information as from time to time in effect.

Contingent Deferred Sales Charge

Class M shares are not subject to any CDSC.

CLASS N SHARES

Distribution and Service Fees

Class N shares pay distribution and service fees pursuant to plans (the “Class N Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. Class N shares also bear any costs associated with obtaining shareholder approval of the Class N Plans or any amendment to a Class N Plan. Pursuant to the Class N Plans, Class N shares may pay up to 0.25% of the relevant Fund’s average net assets attributable to the Class N shares (which percentage may be less for any Fund, as described in the Fund’s registration statement or prospectuses and statements of additional information as from time to time in effect). Amounts payable under the Class N Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus or statement of additional information of each Fund as from time to time in effect.

Investor Servicing Fees

Investor servicing fees (determined pursuant to the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect) that are not specifically payable by Class G, Class I, Class P, Class R3, Class R4, Class R5 or Class R6 shares are allocated among the other classes of shares (Class A shares, Class C shares, Class M shares, Class R shares, Class N shares and Class Y shares, as applicable) of each Fund based on the net assets of each Fund attributable to shares of each class.

Conversion Features

Class N shares do not convert to any other class of shares.

Exchange Features

See “All Share Classes – Exchange Feature” above. In addition:

Class N shares of any Fund may be exchanged, at the holder’s option, for Class A or N shares of any other Fund that offers Class A or N shares without the payment of a CDSC, provided that Class A or N shares of such other Fund are available to residents of the relevant state. Such exchanges will not be subject to an initial sales charge.

Class N shares of any Fund held by a shareholder eligible to purchase Class A shares may also be exchanged, at the holder’s option, for Class A shares of the same Fund, provided that the Class N shares are no longer subject to a CDSC, provided that Class A shares of such Fund are available to residents of the relevant state, and further provided that, if applicable, Class A shares of such Fund are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

Initial Sales Charge

Class N shares are offered at a public offering price that is equal to their NAV plus a sales charge of up to 1.50% of the public offering price (which maximum may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). The sales charges on Class N shares are subject to reduction or waiver as permitted by Rule 22d-1 under the 1940 Act and as described in the applicable Fund registration statement or prospectus or statement of additional information as from time to time in effect.

Contingent Deferred Sales Charge

Purchases of Class N shares of $250,000 or more that are redeemed before the first day of the month in which the nine-month anniversary of such purchases occurs may be subject to a CDSC of 0.25% of either the purchase price or the NAV of the shares redeemed, whichever is less, as described in each Fund’s registration statement or prospectus or statement of additional information as from time to time in effect.

Class N shares are not otherwise subject to a CDSC.

The CDSC on Class N shares is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the applicable Fund registration statement or prospectus or statement of additional information as from time to time in effect.

CLASS P SHARES

Distribution and Service Fees

Class P shares do not pay a distribution or service fee.

Investor Servicing Fees

Class P shares pay an investor servicing fee at the rates set forth for Class P shares in the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect.

Conversion Features

Class P shares do not convert to any other class of shares.

Exchange Features

See “All Share Classes – Exchange Feature” above. Class P shares are not eligible for exchange for Class P shares of another Fund.

Initial Sales Charge

Class P shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class P shares are not subject to any CDSC.

CLASS R SHARES

Distribution and Service Fees

Class R shares pay distribution and service fees pursuant to plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Class R Plans”). Class R shares also bear any costs associated with obtaining shareholder approval of the Class R Plans or any amendment to a Class R Plan. Pursuant to the Class R Plans, Class R shares may pay up to 1.00% of the relevant Fund’s average net assets attributable to Class R shares (which percentage may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). Amounts payable under the Class R Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus or statement of additional information of each Fund as from time to time in effect.

Investor Servicing Fees

Except with respect to the Target Date Funds, investor servicing fees (determined pursuant to the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect) that are not specifically payable by Class G, Class I, Class P, Class R3, Class R4, Class R5 or Class R6 shares are allocated among the other classes of shares (Class A shares, Class C shares, Class M shares, Class N shares, Class R shares and Class Y shares, as applicable) of each Fund based on the net assets of each Fund attributable to shares of each class.

For each Target Date Fund, Class R shares pay an investor servicing fee at the rate set forth for Class R shares in the Memorandum regarding Investor Servicing Compensation Arrangements for such Fund as from time to time in effect.

Conversion Features

Class R shares do not convert to any other class of shares.

Exchange Features

See “All Share Classes – Exchange Feature” above. In addition:

Class R shares of any Fund may be exchanged, at the holder’s option, for Class R shares of any other Fund that offers Class R shares without the payment of a sales charge, provided that Class R shares of such other Fund are available to residents of the relevant state.

Class R shares of any Fund held by a shareholder eligible to purchase Class R3, R4 or R5 shares may also be exchanged, at the holder’s option, for Class R3, R4 or R5 shares of the same Fund, provided that Class R3, R4 or R5 shares of such Fund are available to residents of the relevant state and further provided that, if applicable, Class R3, R4 or R5 shares of such Fund are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

Class R shares of any Fund held by a shareholder eligible to purchase Class R6 shares may also be exchanged, at the holder’s option, for Class R6 shares of the same Fund, provided that Class R6 shares of such Fund are available to residents of the relevant state and further provided that, if applicable, Class R6 shares of such Fund are available through the relevant retirement plan, advisory program or platform. No sales charges or other charges will apply to any such exchange.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record (if applicable), (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange.

Initial Sales Charge

Class R shares are offered at their NAV, without any sales charge.

Contingent Deferred Sales Charge

Class R shares are not subject to any CDSC.

CLASS R3 SHARES

Distribution and Service Fees

Class R3 shares pay distribution and service fees pursuant to plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Class R3 Plans”). Class R3 shares also bear any costs associated with obtaining shareholder approval of the Class R3 Plans or any amendment to a Class R3 Plan. Pursuant to the Class R3 Plans, Class R3 shares may pay up to 0.35% of the relevant Fund’s average net assets attributable to Class R3 shares (which percentage may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). Amounts payable under the Class R3 Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus or statement of additional information of each Fund as from time to time in effect.

Investor Servicing Fees

Class R3 shares pay an investor servicing fee at the rates set forth for Class R3 shares in the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect.

Conversion Features

Class R3 shares do not convert to any other class of shares.

Exchange Features

See “All Share Classes – Exchange Feature” above. In addition:

Class R3 shares of any Fund may be exchanged, at the holder’s option, for Class A or R3 shares of any other Fund that offers Class A or R3 shares without the payment of a sales charge, provided that Class A or R3 shares of such other Fund are available to residents of the relevant state, and further provided that, if applicable, Class A or R3 shares of such other Fund are available through the relevant retirement plan.

Class R3 shares of any Fund held by a shareholder eligible to purchase Class R, Class R4, Class R5, or Class R6 shares may be exchanged, at the holder’s option, for Class R, Class R4, Class R5, or Class R6 shares of the same Fund, provided that Class R, Class R4, Class R5, or Class R6 shares are available to residents of the relevant state, and further provided that, if applicable, Class R, Class R4, Class R5, or Class R6 shares are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record (if applicable), (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange.

Initial Sales Charge

Class R3 shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class R3 shares are not subject to any CDSC.

CLASS R4 SHARES

Distribution and Service Fees

Class R4 shares do not pay a distribution or service fee.

Investor Servicing Fees

Class R4 shares pay an investor servicing fee at the rates set forth for Class R4 shares in the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect.

Conversion Features

Class R4 shares do not convert to any other class of shares.

Exchange Features

See “All Share Classes – Exchange Feature” above. In addition:

Class R4 shares of any Fund may be exchanged, at the holder’s option, for Class R4 shares of any other Fund that offers Class R4 shares, provided that Class R4 shares of such other Fund are available to residents of the relevant state, and further provided that, if applicable, class R4 shares of such other Fund are available through the relevant retirement plan.

Class R4 shares of any Fund held by a shareholder eligible to purchase Class R, Class R3, Class R5, or Class R6 shares may be exchanged, at the holder’s option, for Class R, Class R3, Class R4 or Class R6 shares of the same Fund, provided that Class R, Class R3, Class R5, or Class R6 shares are available to residents of the relevant state, and further provided that, if applicable, Class R, Class R3, Class R5, or Class R6 shares are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record (if applicable), (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange.

Initial Sales Charge

Class R4 shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class R4 shares are not subject to any CDSC.

CLASS R5 SHARES

Distribution and Service Fees

Class R5 shares do not pay a distribution or service fee.

Investor Servicing Fees

Class R5 shares pay an investor servicing fee at the rates set forth for Class R5 shares in the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect.

Conversion Features

Class R5 shares do not convert to any other class of shares.

Exchange Features

See “All Share Classes – Exchange Feature” above. In addition:

Class R5 shares of any Fund may be exchanged, at the holder’s option, for Class R5 shares of any other Fund that offers Class R5 shares without the payment of a sales charge, provided that Class R5 shares of such other Fund are available to residents of the relevant state, and further provided that, if applicable, shares of such other Fund are available through the relevant retirement plan.

Class R5 shares of any Fund held by a shareholder eligible to purchase Class R, Class R3, Class R4, or Class R6 shares may be exchanged, at the holder’s option, for Class R, Class R3, Class R4 or Class R6 shares of the same Fund, provided that Class R, Class R3, Class R4, or Class R6 shares are available to residents of the relevant state, and further provided that, if applicable, Class R, Class R3, Class R4, or Class R6 shares are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record (if applicable), (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange.

Initial Sales Charge

Class R5 shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class R5 shares are not subject to any CDSC.

CLASS R6 SHARES

Distribution and Service Fees

Class R6 shares do not pay a distribution or service fee.

Investor Servicing Fees

Class R6 shares pay an investor servicing fee at the rates set forth for Class R6 shares in the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect.

Conversion Features

Class R6 shares do not convert to any other class of shares.

Exchange Features

See “All Share Classes – Exchange Feature” above. In addition:

Class R6 shares of any Fund may be exchanged, at the holder’s option, for Class R6 shares of any other Fund that offers Class R6 shares without the payment of a sales charge, provided that Class R6 shares of such other Fund are available to residents of the relevant state, and further provided that, if applicable, shares of such other Fund are available through the relevant retirement plan, advisory program or platform.

Class R6 shares of any Fund held by a shareholder eligible to purchase Class A, Class I, Class R, Class R3, Class R4, Class R5 or Class Y shares may be exchanged, at the holder’s option, for Class A, Class I, Class R, Class R3, Class R4, Class R5 or Class Y shares of the same Fund, provided that Class A, Class I, Class R, Class R3, Class R4, Class R5 or Class Y shares are available to residents of the relevant state, and further provided that, if applicable, Class A, Class I, Class R, Class R3, Class R4, Class R5 or Class Y shares are available through the relevant retirement plan, advisory program or platform. No sales charges or other charges will apply to any such exchange.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record (if applicable), (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange.

Initial Sales Charge

Class R6 shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class R6 shares are not subject to any CDSC.

CLASS Y SHARES

Distribution and Service Fees

Class Y shares do not pay a distribution or service fee.

Investor Servicing Fees

Except with respect to the Target Date Funds, investor servicing fees (determined pursuant to the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect) that are not specifically payable by Class G, Class I, Class P, Class R3, Class R4, Class R5 or Class R6 shares are allocated among the other classes of shares (Class A shares, Class C shares, Class M shares, Class R shares, Class N shares and Class Y shares, as applicable) of each Fund based on the net assets of each Fund attributable to shares of each class.

For each Target Date Fund, Class Y shares pay an investor servicing fee at the rate set forth for Class Y shares in the Memorandum regarding Investor Servicing Compensation Arrangements for such Fund as from time to time in effect.

Conversion Features

Class Y shares may be converted to Class A shares if an investor no longer satisfies the eligibility requirements for Class Y shares, as described in the applicable Fund’s registration statement or prospectus or statement of additional information as from time to time in effect. A shareholder’s Class Y shares will not be converted to Class A shares without prior notice from the relevant Fund. No sales charges or other charges will apply to any such conversion.

Exchange Features

See “All Share Classes – Exchange Feature” above. In addition:

Class Y shares of any Fund may be exchanged, at the holder’s option, for Class Y shares of any other Fund that offers Class Y shares without the payment of a sales charge, provided that Class Y shares of such other Fund are available to residents of the relevant state, and further provided that, if applicable, shares of such other Fund are available through the relevant retirement plan or platform.

Class Y shares of any Fund held by a shareholder eligible to purchase Class A, Class C or Class N shares may be exchanged, at the holder’s option, for Class A, Class C or Class N shares of the same Fund without payment of any initial sales charge, provided that Class A, Class C or Class N shares of such Fund are available to residents of the relevant state. Class A or Class N shares issued in such an exchange will not be subject to any initial sales charge; however, any subsequent purchases of Class A or Class N shares by the shareholder will be subject to the initial sales charge applicable to Class A or Class N shares (as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect).

In addition, Class Y shares of any Fund that are offered in conjunction with Class A shares of Putnam Money Market Fund or Putnam Government Money Market Fund may be exchanged, at the holder’s option, for Class A shares of Putnam Money Market Fund or Putnam Government Money Market Fund, respectively, without the payment of a CDSC.

Class Y shares of any Fund held by a shareholder eligible to purchase Class I shares may also be exchanged, at the holder’s option, for Class I shares of the same Fund, provided that Class I shares of such Fund are available to residents of the relevant state.

Class Y shares of any Fund held by a shareholder eligible to purchase Class P shares may also be exchanged, at the holder’s option, for Class P shares of the same Fund, provided that Class P shares of such Fund are available to residents of the relevant state. No sales charges or other charges will apply to any such exchange.

Class Y shares of any Fund held by a shareholder eligible to purchase Class R3, R4 or R5 shares may also be exchanged, at the holder’s option, for Class R3, R4 or R5 shares of the same Fund, provided that Class R3, R4 or R5 shares of such Fund are available to residents of the relevant state and further provided that, if applicable, Class R3, R4 or R5 shares of such Fund are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

Class Y shares of any Fund held by a shareholder eligible to purchase Class R6 shares may also be exchanged, at the holder’s option, for Class R6 shares of the same Fund, provided that Class R6 shares of such Fund are available to residents of the relevant state and further provided that, if applicable, Class R6 shares of such Fund are available through the relevant retirement plan, advisory program or platform. No sales charges or other charges will apply to any such exchange.

For each Target Date Fund, Class Y shares held through employer-sponsored retirement plans (for these purposes, employer-sponsored retirement plans include the plan types described in such Fund’s registration statement) acquired prior to October 1, 2020 will, unless the plan notifies PSERV of its desire to be exchanged into another share class for which it is eligible, be exchanged into Class R4 shares of the same Fund effective October 1, 2020, provided that Class R4 shares are available for purchase by residents in the shareholder’s jurisdiction and further provided that, if applicable, Class R4 of such Fund are available through the relevant retirement plan. No sales charges or other charges will apply to any such conversion. Class Y shares of a Target Date Fund that become held through an employer-sponsored retirement plan (as defined above) following their purchase due to a change in the structure of the investor’s holding will be exchanged for Class R4 shares on the same basis described above as soon as reasonably practicable after that change.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record (if applicable), (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange.

Initial Sales Charge

Class Y shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class Y shares are not subject to any CDSC.

Schedule A

Putnam California Tax Exempt Income Fund

Putnam Convertible Securities Fund

Putnam Diversified Income Trust

Putnam Asset Allocation Funds

- Putnam Dynamic Asset Allocation Balanced Fund

- Putnam Dynamic Asset Allocation Conservative Fund

- Putnam Dynamic Asset Allocation Growth Fund

- Putnam Multi-Asset Income Fund

Putnam Focused International Equity Fund

Putnam Funds Trust

- Putnam Core Bond Fund

- Putnam Core Equity Fund

- Putnam Dynamic Asset Allocation Equity Fund

- Putnam Emerging Markets Equity Fund

- Putnam Floating Rate Income Fund

- Putnam Focused Equity Fund

- Putnam Global Technology Fund

- Putnam International Value Fund

- Putnam Mortgage Opportunities Fund

-Putnam Short Duration Bond Fund

-Putnam Short Term Investment Fund

-Putnam Short-Term Municipal Income Fund

-Putnam Small Cap Growth Fund

-Putnam Ultra Short Duration Income Fund

-Putnam Ultra Short MAC Series

George Putnam Balanced Fund

Putnam Global Health Care Fund

Putnam Global Income Trust

Putnam High Yield Fund

Putnam Income Fund

Putnam International Equity Fund

Putnam Investment Funds

-Putnam Government Money Market Fund

-Putnam International Capital Opportunities Fund

-Putnam Large Cap Growth Fund

-Putnam Research Fund

-Putnam Small Cap Value Fund

-Putnam Sustainable Future Fund

Putnam Large Cap Value Fund

Putnam Massachusetts Tax Exempt Income Fund

Putnam Minnesota Tax Exempt Income Fund

Putnam Money Market Fund

Putnam Mortgage Securities Fund

Putnam New Jersey Tax Exempt Income Fund

Putnam New York Tax Exempt Income Fund

Putnam Ohio Tax Exempt Income Fund

Putnam Pennsylvania Tax Exempt Income Fund

Putnam Target Date Funds

-Putnam Retirement Advantage Maturity Fund

-Putnam Retirement Advantage 2070 Fund

-Putnam Retirement Advantage 2065 Fund

-Putnam Retirement Advantage 2060 Fund

-Putnam Retirement Advantage 2055 Fund

-Putnam Retirement Advantage 2050 Fund

-Putnam Retirement Advantage 2045 Fund

-Putnam Retirement Advantage 2040 Fund

-Putnam Retirement Advantage 2035 Fund

-Putnam Retirement Advantage 2030 Fund

-Putnam Retirement Advantage 2025 Fund

-Putnam Sustainable Retirement Maturity Fund

-Putnam Sustainable Retirement 2070 Fund

-Putnam Sustainable Retirement 2065 Fund

-Putnam Sustainable Retirement 2060 Fund

-Putnam Sustainable Retirement 2055 Fund

-Putnam Sustainable Retirement 2050 Fund

-Putnam Sustainable Retirement 2045 Fund

-Putnam Sustainable Retirement 2040 Fund

-Putnam Sustainable Retirement 2035 Fund

-Putnam Sustainable Retirement 2030 Fund

-Putnam Sustainable Retirement 2025 Fund

Putnam Sustainable Leaders Fund

Putnam Tax Exempt Income Fund

Putnam Tax-Free Income Trust

-Putnam Strategic Intermediate Municipal Fund

-Putnam Tax-Free High Yield Fund